(Translation)

Exhibit 10.60(c)

ACCOUNTS RECEIVABLES TRUST AGREEMENT

Settlor:	FASL JAPAN LIMITED

Trustee:	MIZUHO TRUST & BANKING CO., LTD.

March 25, 2004

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of the exhibit has been filed separately with the Securities and Exchange Commission.

1

(Translation)

TABLE OF CONTENTS

CHAPTER 1 GENERAL PROVISIONS		3

1.	Definitions	3
2.	Purpose of the Trust	11
3.	Additional Entrustment of Funds	11
4.	Term of The Trust	12
5.	Transfer of the Initial Trust Receivables	12
6.	Eligibility Criteria for Trust Receivables	12
7.	Representations and Warranties of the Settlor and the Trustee	15
8.	Covenants by the Settlor	16
9.	Indemnification	17
10.	Perfection of Assignment	17
11.	Delivery of Receivables Certificates	18
12.	Indication of the Trust	18
13.	Due Diligence Obligations	18

CHAPTER 2 BENEFICIAL INTERESTS		18

14.	Beneficiary	18
15.	Type of the Beneficial Interests	18
16.	Division of the Beneficial Interests	18
17.	Issuance of Beneficial Interests Certificates	19
18.	Assignment and Pledge of the Beneficial Interests	19

CHAPTER 3 MANAGEMENT AND DISPOSAL OF THE TRUST PROPERTY		19

19.	Report regarding the Trust Receivables by the Settlor	19
20.	Floating Pledge Enforcement Notice	20
21.	Delegation of a Part of the Trust Administrative Services	20
22.	Management of the Funds within the Trust Property	21
23.	Opening of the Account	21
24.	Instruction of Beneficiary	21

CHAPTER 4 CALCULATION OF THE TRUST		22

25.	Definition of Principal and Proceeds	22
26.	Treatment of Ineligible Receivables	22
27.	Calculation and Report of the Trust	23
28.	Payment of Taxes and Expenses	24
29.	Trust Fees	24

CHAPTER 5 DELIVERY OF PRINCIPAL AND PROCEEDS OF THE BENEFICIAL INTERESTS		24

30.	Prepayment of Principal and Delivery of Proceeds during the Term of the Trust	24
31.	Repayment of Trust Principal and Disposal of Trust Proceeds after the Occurrence of Repayment Formula Revision Event	26

CHAPTER 6 TERMINATION OF TRUST		27

32.	Termination of the Trust Agreement	27
33.	Delivery of Principal and Proceeds upon Termination of the Trust	28

CHAPTER 7 MISCELLANEOUS		29

34.	Notice	29
35.	Submission of Seal Impression	29
36.	Notification	30
37.	Access to the Details of the Trust Receivables	30
38.	Fractions Less than One Yen	30
39.	Governing Law	30
40.	Jurisdiction	30
41.	Amendments to This Agreement	31
42.	Expenses	31
43.	Application of the Loan Agreements	31
44.	Consultation	31

(Translation)

ACCOUNTS RECEIVABLES TRUST AGREEMENT

FASL JAPAN LIMITED (the “Settlor”) and Mizuho Trust & Banking Co., Ltd. (the “Trustee”) enter into this trust agreement (this “Agreement,” and the trust established under this Agreement, the “Trust”), which consists of the following terms and conditions.

CHAPTER 1 GENERAL PROVISIONS

1.	DEFINITIONS

In this Agreement, the following terms shall have the meanings set forth below.

1.1	“Administration Method Instruction” has the meaning given in Clause 24.1 of this Agreement.

1.2	“Agent” means the Mizuho Corporate Bank, Ltd. in the capacity of the agent as appointed by the Lenders under the Creditors’ Agreement.

1.3	“Application for Additional Entrustment of Funds” means a document substantially in the form attached hereto as Schedule 2.

1.4	“Beneficial Interests” means the beneficial interests accrued under this Agreement.

1.5	“Beneficiary” means a person having the Beneficial Interests.

1.6	“Business Day” means any day other than those that are bank holidays in Japan.

1.7	“Collection Account” means the following account:

Name and Branch of Bank:	Mizuho Corporate Bank, Ltd., Uchisaiwaicho 1st Corporate Banking Division
Account Type:	Ordinary Savings Account
Account Number:	****
Account Name:	FASL JAPAN LIMITED Account held by Mizuho Trust & Banking Co., Ltd. as the trustee of the Monetary Receivables Trust

1.8	“Collection Calculation Date” means, collectively, the Regular Collection Calculation Date and the Extraordinary Collection Calculation Date; provided, however, that the Trust Termination Date shall be the last Collection Calculation Date.

1.9	“Collection Calculation Period” means the period commencing on the day (inclusive) immediately following the Collection Calculation Date immediately preceding each Collection Calculation Date and ending on the relevant Collection

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of the exhibit has been filed separately with the Securities and Exchange Commission.

(Translation)

Calculation Date (inclusive); provided, however, that the initial Collection Calculation Period shall commence on March 25, 2004 (inclusive) and the final Collection Calculation Period shall end on the Trust Termination Date.

1.10	“Collection Delivery Date” means, collectively, the Regular Collection Delivery Date and the Extraordinary Collection Delivery Date.

1.11	“Consumption Tax” means, collectively, consumption tax and local consumption tax in Japan.

1.12	“Consumption Tax and Other Tax” means Consumption Tax, goods and services tax (GST) in Singapore, value added tax (VAT) in Germany and any other taxes separately agreed between the Settlor and the Trustee as taxes payable by the Settlor that are directly imposed on the execution and performance of the Purchase and Sale Related Agreements.

1.13	“Counter-Performed Trust Receivables” means the Trust Receivables (excluding the Ineligible Receivables) corresponding to the accounts receivables for the items that are sold and purchased, the delivery and inspection of which is completed, except for the Trust Receivables that are the Fixed Trust Receivables.

1.14	“Counter-Performed Trust Receivables Amount” means the principal amount of the Counter-Performed Trust Receivables.

1.15	“Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)” means the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent) relating to the Counter-Performed Trust Receivables Amount.

1.16	“Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent)” means the Counter-Performed Trust Receivables Amount minus the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent).

1.17	“Damages” has the meaning given in Clause 6.1 (1) of this Agreement.

1.18	“Estimated Trust Receivables Collection Amount” has the meaning given in Clause 19.1 of this Agreement.

1.19	“Estimated Trust Receivables Collection Amount (Consumption Tax and Other Tax Equivalent)” means the amount to be paid as the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent) among the Estimated Trust Receivables Collection Amount.

1.20	“Estimated Trust Receivables Collection Amount (Goods’ Value Equivalent)” means the amount to be paid as the Trust Receivables Amount (Goods’ Value Equivalent) among the Estimated Trust Receivables Collection Amount.

1.21	“Exemption Event” has the meaning given in Clause 1 of the Loan Agreements.

1.22	“Existing Trust Receivables” means the accounts receivables from the Third Party Obligor under the Purchase and Sale Related Agreements that exist as of the execution date of this Agreement.

(Translation)

1.23	“Expenses” means taxes and other public charges relating to the Trust Property and expenses necessary for the trust administrative services (including, without limitation, expenses relating to the delegation of the Trust Administrative Services under Clause 21).

1.24	“Expiration Date” means June 29, 2007 (or the immediately following Business Day if such date is not a Business Day).

1.25	“Extraordinary Collection Calculation Date” means, if the Trustee receives the Settlor’s Extraordinary Report, the day immediately preceding the date of receipt (or the immediately preceding Business Day if such date is not a Business Day). If the Extraordinary Collection Calculation Date corresponds to the Regular Collection Calculation Date, such date shall be deemed as the Regular Collection Calculation Date and not as the Extraordinary Collection Calculation Date.

1.26	“Extraordinary Collection Delivery Date” means the fourth (4th) Business Day after the Extraordinary Collection Calculation Date.

1.27	“Fixed Trust Property Value” means the sum of (i) the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and (ii) the amount of the funds within the Trust Property minus the amount of the Trust Receivables Collections (Consumption Tax and Other Tax Equivalent).

1.28	“Fixed Trust Receivables” means the Trust Receivables (excluding the Ineligible Receivables) indicated in invoices sent by the Settlor to the Third Party Obligor under Clause 5.2 of the Purchase and Sale Agreement during each calendar month after the Set-off Treatment for such calendar month is complete.

1.29	“Fixed Trust Receivables Amount” means the principal amount of the Fixed Trust Receivables. Such amount shall be set forth in the Payment Notice relating to the relevant calendar month as the amount to be paid by the Third Party Obligor to the Trustee by the Trust Receivables Due Date.

1.30	“Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)” means the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent) relating to the Fixed Trust Receivables.

1.31	“Fixed Trust Receivables Amount (Goods’ Value Equivalent)” means the Fixed Trust Receivables Amount minus the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent).

1.32	“Floating Pledge” has the meaning given in Clause 18.2 of this Agreement.

1.33	“Floating Pledge Agreement” means the Floating Pledge Agreement entered into between the Settlor and the Lenders as of March 25, 2004 (as amended).

1.34	“Floating Pledge Enforcement Notice” has the meaning given in Clause 20.1 of this Agreement.

(Translation)

1.35	“Ineligible Receivables” means the Trust Receivables that do not satisfy the eligibility criteria provided for in Clause 6.1, including the Existing Trust Receivables that cease to satisfy such eligibility criteria after the execution date of this Agreement and the Prospective Trust Receivables that cease to satisfy such eligibility criteria after the date on which such Prospective Trust Receivables arise.

1.36	“Instructor” has the meaning given in Clause 24.1 of this Agreement.

1.37	“Interest Collections” means the amounts received by the Trustee with respect to the Trust Property during each Collection Calculation Period, which constitute the trust proceeds pursuant to Clause 25.2.

1.38	“Lenders” means, collectively, Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank as the Lenders and their respective successors under the Loan Agreements.

1.39	“Lending Obligation” means, collectively, the Lending Obligation A and Lending Obligation B.

1.40	“Lending Obligation A” has the meaning given in Clause 1 of the Loan Agreement A.

1.41	“Lending Obligation B” has the meaning given in Clause 1 of the Loan Agreement B.

1.42	“Loan Agreement A” means the Revolving Line Agreement (A) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank, and the Settlor as of March 25, 2004.

1.43	“Loan Agreement B” means the Revolving Line Agreement (B) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd. and the Settlor as of March 25, 2004.

1.44	“Loan Agreements” means, collectively, the Loan Agreement A and the Loan Agreement B.

1.45	“Loan Receivables” means the Lenders’ loan receivables from the Settlor under the Loan Agreements.

1.46	“Majority Lenders” has the meaning given in Clause 1 of the Creditor’s Agreement.

1.47	“Memorandum regarding Trust Fees” has the meaning given in Clause 29.1 of this Agreement.

1.48

“Payment Notice” means a notice given by the Third Party Obligor to the Settlor on or before the second (2nd) Business Day after the last day of each month under the Purchase and Sale Related Agreements that specifies (i) the Trust Receivables the

(Translation)

Third Party Obligor will pay to the Trustee on the forty-fifth (45th) day after the last day of the calendar month after the Set-off Treatment and (ii) the amount of such Trust Receivables.

1.49	“Principal Collections” means the amounts that the Trustee receives with respect to the Trust Property during each Collection Calculation Period, which are to constitute the trust principal pursuant to Clause 25.1.

1.50	“Prospective Trust Receivables” means the accounts receivables from the Third Party Obligor under the Purchase and Sale Related Agreements that arise during a period from the day immediately following the execution date of this Agreement (inclusive) to the Trust Termination Date with respect to the Third Party Obligor (inclusive).

1.51	“Purchase and Sale Agreement” means the Purchase and Sale Agreement entered into between the Settlor and the Third Party Obligor as of February 23, 2004 (as amended).

1.52	“Purchase and Sale Related Agreements” means the Purchase and Sale Agreement and each individual agreement under the Purchase and Sale Agreement.

1.53	“Regular Collection Calculation Date” means the fifteenth (15th) day or the last day of each month (or the immediately following Business Day if such date is not a Business Day); provided, however, that the first Regular Collection Calculation Date shall be March 31, 2004.

1.54	“Regular Collection Delivery Date” means the fourth (4th) Business Day after the Regular Collection Calculation Date corresponding to the fifteenth (15th) day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to such Regular Collection Date, or the sixth (6th) Business Day after the Regular Collection Calculation Date corresponding to the last day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to such Regular Collection Date.

1.55	“Related Documents” means documents certifying the execution of the Purchase and Sale Related Agreements and any other documents relating to the Purchase and Sale Related Agreements.

1.56	“Repayment Formula Revision Event” has the meaning given in Clause 20.1 of this Agreement.

1.57	“Repurchase Price” has the meaning given in Clause 26.1 of this Agreement.

1.58	“Set-off Treatment” means the Third Party Obligor’s setting off of a certain amount of the Counter-Performed Trust Receivables against the equivalent amount of the Third Party Obligor’s receivables from the Settlor that become due in the relevant calendar month, by specifying its intention to do so on the Payment Notice to the Settlor on or before the second (2nd) Business Day after the last day of each calendar month.

(Translation)

1.59	“Settlor’s Extraordinary Report” has the meaning given in Clause 19.2 of this Agreement.

1.60	“Settlor’s Regular Report” has the meaning given in Clause 19.1 of this Agreement.

1.61	“Settlor’s Regular Report Deadline” means (i) 3 p.m. on the Business Day immediately following the Regular Collection Calculation Date corresponding to the fifteenth (15th) day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to the Settlor’s Regular Report relating to such Regular Collection Calculation Date, or (ii) 3 p.m. on the third (3rd) Business Day after the Regular Collection Calculation Date corresponding to the last day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to the Settlor’s Regular Report relating to such Regular Collection Calculation Date.

1.62	“Settlor’s Report” means, collectively, the Settlor’s Regular Report and the Settlor’s Extraordinary Report.

1.63	“Settlor’s Report Form” means the form attached hereto as Schedule 4. Provided, however, that the Settlor, the Trustee and the Agent may change such form upon mutual agreement.

1.64	“Third Party Obligor” means FUJITSU LIMITED.

1.65	“Total Outstanding Balance” means the sum of the Total Outstanding Balance A and the Total Outstanding Balance B.

1.66	“Total Outstanding Balance A” has the meaning given in Clause 1 of the Loan Agreement A.

1.67	“Total Outstanding Balance B” has the meaning given in Clause 1 of the Loan Agreement B.

1.68	“Trust Administrative Services” means the administrative services relating to the administration and collection of the Trust Receivables (including, without limitation, (i) custody and administration of the Related Documents; (ii) administration of the balances relating to the Trust Receivables; and (iii) receipt of payment relating to the Trust Receivables).

1.69	“Trust Assignment” means assignment of the Trust Receivables from the Settlor to the Trustee pursuant to this Agreement.

1.70	“Trust Calculation Date” means (i) the second (2nd) Business Day after the Regular Collection Calculation Date corresponding to the fifteenth (15th) day of each month (or the immediately following Business Day if such date is not a Business Day) relating to such Collection Calculation Date, or (ii) the fourth (4th) Business Day after the Regular Collection Calculation Date corresponding to the last day of each month (or the immediately following Business Day if such date is not a Business Day) relating to such Collection Calculation Date.

(Translation)

1.71	“Trust Property Maintenance Standards” means, in each case set forth below, the following conditions:

(1)	In the case where the Total Outstanding Balance A exists and Total Outstanding Balance B does not exist, the Fixed Trust Property Value shall be no less than 101% of the Total Outstanding Balance A;

(2)	In the case where both the Total Outstanding Balance A and the Total Outstanding Balance B exist, (i) the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) shall be no less than 120% of the Total Outstanding Balance minus the Fixed Trust Property Value, and (ii) the Fixed Trust Property Value shall be no less than 101% of the Total Outstanding Balance A, and for avoidance of doubt, this condition shall be satisfied if (i) the Fixed Trust Property Value is no less than the Total Outstanding Value and (ii) the Fixed Trust Property Value is no less than 101% of the Total Outstanding Balance A;

(3)	In the case where the Total Outstanding Balance B exists and the Total Outstanding Balance A does not exist, the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) shall be no less than 120% of the Total Outstanding Balance B minus the Fixed Trust Property Value, and for avoidance of doubt, this condition shall be satisfied if the Fixed Trust Property Value is no less than the Total Outstanding Balance B; or

(4)	In the case where neither the Total Outstanding Balance A nor the Total Outstanding Balance B exist, there shall be no conditions.

1.72	“Trust Property” means all property arising from the Trust Receivables and as a result of the management and disposal of the Trust Receivables.

1.73	“Trust Receivables” means, collectively, the Existing Trust Receivables and the Prospective Trust Receivables.

1.74	“Trust Receivables Amount” means the principal amount of the Trust Receivables.

1.75	“Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)” means, with respect to each Trust Receivables, if the Settlor incurs tax liabilities relating to Consumption Tax and Other Tax that are directly imposed on the execution and performance of the Purchase and Sale Related Agreements under which the Trust Receivables arise, the amount of such taxes payable by the Settlor among the Trust Receivables Amount relating to such Trust Receivables.

1.76	“Trust Receivables Collections” means all amounts that the Trustee receives from the Third Party Obligor or other persons as repayment of their debts relating to the Trust Receivables.

1.77	“Trust Receivables Collections (Consumption Tax and Other Tax Equivalent)” means the amounts that the Trustee deems as payments relating to the Trust

(Translation)

Receivables Amount (Consumption Tax and Other Tax Equivalent) among the Trust Receivables Collections based on the Settlor’s Report, or the amounts that the Agent reasonably deems as payments relating to the Trust Receivables (Consumption Tax and Other Tax Equivalent) among the Trust Receivables Collections based on other reports from the Settlor if the Trustee cannot determine the amounts to be paid relating to the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent), including the cases where the Estimated Trust Receivables Collection Amount set forth in the Settlor’s Report are inconsistent with the amount of the Trust Receivables Collections, or any false information is discovered or possibly exists in the Settlor’s Report.

1.78	“Trust Receivables Due Date” means, with respect to each Trust Receivables, the fifteenth (15th) day (or the immediately following Business Day if such date is not a Business Day) of the second (2nd) month after each calendar month in which the Settlor sends an invoice indicating such Trust Receivables to the Third Party Obligor under Clause 5.2 of the Purchase and Sale Agreement.

1.79	“Trust Termination Date” means the earliest of the following dates:

(1)	the Expiration Date (or if the Loan Receivables remains and the obligation of the Borrower relating to the Loan Receivables has become immediately due and payable as of the Expiration Date, the Regular Collection Calculation Date first occurring after the date three (3) months after the date on which such obligation of the Borrower becomes immediately due and payable);

(2)	the Regular Collection Calculation Date first occurring after the date on which (i) the Loan Receivables cease to exist and (ii) the Agent recognizes that the prospect of the Loan Receivables arising thereafter has ceased to exist due to the termination of the Loan Agreements or extinguishment of the Lending Obligation;

(3)	the Regular Collection Calculation Date first occurring after the date on which (i) the outstanding balance with respect to the Trust Receivables ceases to exist and (ii) the Agent recognizes that the prospect of the Trust Receivables arising thereafter has ceased to exist; or

(4)	the Regular Collection Calculation Date first occurring after the date on which the Trustee dispatches a notice of its intent to terminate this Agreement under Clause 32 thereof.

1.80	“Trustee’s Extraordinary Report” has the meaning given in Clause 27.2 of this Agreement.

1.81	“Trustee’s Regular Report” has the meaning given in Clause 27.1 of this Agreement.

1.82

“Trustee’s Regular Report Deadline” means (i) 12 p.m. on the third (3rd) Business Day after the Regular Collection Calculation Date corresponding to the fifteenth (15th) day of each month (or the immediately following Business Day if such date is

(Translation)

not a Business Day) with respect to the Trustee’s Regular Report relating to such Regular Collection Calculation Date, or (ii) 12 p.m. on the fifth (5th) Business Day after the Regular Collection Calculation Date corresponding to the last day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to the Trustee’s Regular Report relating to such Regular Collection Calculation Date.

2.	PURPOSE OF THE TRUST

The Settlor has entrusted the Trust Receivables to the Trustee, and the Trustee has accepted such Trust Receivables as of the execution date of this Agreement for the purpose of managing and disposing such Trust Receivables for the benefit of the Beneficiary.

3.	ADDITIONAL ENTRUSTMENT OF FUNDS

3.1	If it is found that the Trust Property Maintenance Standards are not satisfied, the Settlor shall first give notice of its intent to entrust additional funds pursuant to the provisions of Clause 3.2 to the Trustee (the “Notice of Additional Entrustment of Funds”) and then entrust additional funds sufficient to satisfy the Trust Property Maintenance Standards to the Trustee on or before the Business Day immediately following the date on which it is found that the Trust Property Maintenance Standards are not satisfied, unless the Settlor notifies the Agent pursuant to Clause 14.4(i) of the Loan Agreements of its intent to pay to the Lenders all or any part (sufficient to satisfy the Trust Property Maintenance Standards) of the Loan Receivables (the “Prepayment Notice”) by 11 a.m. on the Business Day immediately following the date on which it is found that the Trust Property Maintenance Standards are not satisfied. Upon receipt of the additional funds, the Trustee shall notify the Agent of the amount of the additional funds immediately (but no later than the second (2nd) Business Day after the date of receipt of the additional funds).

3.2	The Settlor shall give the Prepayment Notice and the Notice of Additional Entrustment of Funds to the Trustee and the Agent in a form separately agreed upon between the Settlor, the Trustee and the Agent by 11 a.m. on the Business Day immediately following the date on which it is found that the Trust Property Maintenance Standards set forth in Clause 3.1 are not satisfied. In addition, the Settlor shall submit the Application of Additional Entrustment of Funds in Schedule 2 to the Trustee (and at the same time deliver a copy of the Application for Additional Entrustment of Funds to the Agent ) when it gives the Notice of Additional Entrustment of Funds.

3.3	In addition to the case set forth in Clause 3.1, if the Settlor, the Trustee and the Agent separately agree, the Settlor may submit the Application for Additional Entrustment of Funds to the Trustee (and at the same time deliver a copy of the Application for Additional Entrustment of Funds to the Agent) and entrust additional funds to the Trustee. Upon receipt of the additional funds, the Trustee shall notify the Agent of the amount of the additional funds immediately (but no later than the second (2nd) Business Day after the date of receipt of the additional funds).

(Translation)

4.	TERM OF THE TRUST

The term of this Agreement shall commence on the execution date of this Agreement and end on the Trust Termination Date.

5.	TRANSFER OF THE INITIAL TRUST RECEIVABLES

5.1	The Settlor shall assign the Trust Receivables to the Trustee as of the execution date of this Agreement as provided for in this Agreement, and the Settlor and the Trustee hereby confirm without objection that the Trust Assignment is a true and valid assignment and it is their intent that such assignment of the Trust Receivables will be a true and valid assignment. For avoidance of doubt, tax liabilities relating to Consumption Tax and Other Tax incurred by the Settlor shall not be assigned to the Trustee due to such Trust Assignment.

5.2	The assignment of the Existing Trust Receivables from the Settlor to the Trustee shall become valid as of the execution date of this Agreement.

5.3	The assignment of the Prospective Trust Receivables from the Settlor to the Trustee shall automatically become valid when the Prospective Trust Receivables arise without any action by the Settlor or the Trustee.

6.	ELIGIBILITY CRITERIA FOR TRUST RECEIVABLES

6.1	The Settlor represents and warrants to the Trustee and the Beneficiary that each of the following matters is true and correct with respect to the Trust Receivables, the Purchase and Sale Related Agreements and the Third Party Obligor as of (i) the execution date of this Agreement with respect to the Existing Trust Receivables, or (ii) the date on which the Prospective Trust Receivables arise with respect to the Prospective Trust Receivables. Provided, however, that the Trustee is not obliged to verify whether the eligibility criteria set forth in this Clause 6.1 are satisfied.

(1)	The Trust Receivables satisfies all of the eligibility criteria set forth below as of (i) the execution date of this Agreement with respect to the Existing Trust Receivables, or (ii) the date on which the Prospective Trust Receivables arise with respect to the Prospective Trust Receivables:

(i)	the Third Party Obligor is a resident of Japan and is a corporation;

(ii)	the payment terms of the Trust Receivables are subject to the provisions of the Purchase and Sale Agreement;

(iii)	the outstanding balance and the payment date of the Counter-Performed Trust Receivables and the Fixed Trust Receivables among the Existing Trust Receivables (the outstanding balance of the Counter-Performed Trust Receivables shall be the amount as of March 15, 2004) is as set forth in Schedule 1 and all other provisions regarding the Trust Receivables in Schedule 1 are true and accurate, and the outstanding balance of the Counter-Performed Trust Receivables as of the execution date of this Agreement does not fall below the outstanding balance of the Counter-Performed Trust Receivables set forth in Schedule 1;

(iv)	the Trust Receivables arise in the normal course of business of the Settlor;

(Translation)

(v)	the Trust Receivables shall be collected on the Trust Receivables Due Date;

(vi)	the Trust Receivables are the sole property of the Settlor, and the Settlor holds all right, title and interest in and to the Trust Receivables;

(vii)	the Trust Receivables and the Purchase and Sale Agreement constitute the obligations of the Third Party Obligor that are lawful, valid, binding and enforceable in accordance with the terms thereof;

(viii)	the Third Party Obligor has not been or is not likely to be in default or otherwise in breach of the Trust Receivables or the Purchase and Sale Agreement;

(ix)	the Trust Receivables have not been entirely or partially extinguished due to nullification or termination of the Purchase and Sale Agreement, or payment or set-off of the Trust Receivables (except for the extinguishment due to the Set-off Treatment);

(x)	no event has occurred that would cause all or a part of the Trust Receivables to lapse or give rise to defenses by the Third Party Obligor to the performance of its obligations thereunder on the prescribed payment date, including, without limitation, nullification, termination, cancellation or novation of the Trust Receivables or the Purchase and Sale Agreement (excluding defenses based on the Set-off Treatment), nor has the Third Party Obligor claimed that such an event has occurred, and there is no threat thereof. The accrual of the Trust Receivables from the Third Party Obligor shall not be subject to any avoiding power (hinin-ken);

(xi)	no petition for attachment (sashiosae), provisional attachment (kari-sashiosae), provisional disposition (kari-shobun), preservative disposition (hozen-shobun), compulsory execution, auction, or disposition to collect tax delinquencies has been filed by a third party with respect to the Trust Receivables or against the Trust Receivables, nor are there any rights, security interests or other encumbrances that have caused, or are likely to cause, any damage, loss, expense or liability (collectively, the “Damages”) to the Trust Property;

(xii)	assignment of the Trust Receivables is not prohibited for any reason, and neither prior notice to nor prior approval from the Third Party Obligor is required with respect to any assignment, transfer or other disposal of the Trust Receivables, and if such notice or approval is required, it has been provided or obtained;

(xiii)	no provision of the Purchase and Sale Agreement has been amended, released or waived, and no disposal has been made that is likely to affect the Trust or any rights of the Beneficiary, including assignment or sale to a third party of, or creation of security interests on, the Trust Receivables;

(xiv)	no promissory note, bill of exchange, check or other security has been issued with respect to the payment of the Trust Receivables; and

(xv)	no lawsuit, arbitration, administrative procedure, or other dispute has commenced or is likely to commence with respect to the Trust

(Translation)

Receivables or the Purchase and Sale Agreement, and no lawsuit, arbitration, administrative procedure, or other dispute, or any event that would give rise to such lawsuit, arbitration, administrative procedure, or other dispute, has occurred with the Third Party Obligor and any other third party.

(2)	None of the following events has occurred with respect to the Third Party Obligor as of (i) the execution date of this Agreement, with respect to the Existing Trust Receivables, or (ii) the date on which the Prospective Trust Receivables arise, with respect to the Prospective Trust Receivables:

(i)	suspension of payment, or a petition of specific conciliation (tokutei-chotei), bankruptcy (hasan), commencement of civil rehabilitation procedures (minjisaiseitetsuzuki-kaishi), commencement of corporate reorganization procedures (kaishakoseitetsuzuki-kaishi), commencement of corporate rearrangement (kaishaseiri-kaishi), commencement of special liquidation (tokubetuseisan-kaishi), or commencement of any other similar legal procedures (including, without limitation, similar procedures taken outside Japan);

(ii)	resolution for dissolution or order of dissolution;

(iii)	suspension or abolishment of the business, or disposition such as suspension of business by competent government authorities;

(iv)	dishonor of a check or note;

(v)	a petition for attachment (sashiosae), provisional attachment (kari-sashiosae), provisional disposition (kari-shobun), preservative disposition (hozen-shobun), compulsory execution, auction, or disposition to collect tax delinquencies filed against its property;

(vi)	a demand or a disposition to collect tax delinquencies due to nonpayment of taxes;

(vii)	failure to perform all or a part of its payment obligations under the Purchase and Sale Related Agreements when due;

(viii)	any breach of its obligations under the Purchase and Sale Related Agreements;

(ix)	occurrence of an event of termination or acceleration under the Purchase and Sale Related Agreements;

(x)	failure to perform its pecuniary obligations other than those under the Purchase and Sale Related Agreements without reasonable cause within five (5) Business Days of receiving a demand therefor (provided that the aggregate amount of a single pecuniary obligation shall exceed one billion (1,000,000,000) yen for this provision to apply);

(xi)	failure to satisfy the normal credit standards adopted by the Settlor; or

(xii)	occurrence of any event that the Trustee deems to affect the preservation of the Trust Receivables.

6.2	The Settlor acknowledges that the Trustee is entering into this Agreement in reliance upon the representations and warranties made by the Settlor in Clause 6.1.

(Translation)

7.	REPRESENTATIONS AND WARRANTIES OF THE SETTLOR AND THE TRUSTEE

7.1	The Settlor represents and warrants to the Trustee and the Beneficiary that each of the following matters is true and correct as of the execution date of this Agreement.

(1)	The Settlor is a stock company duly incorporated and validly existing under the laws of Japan.

(2)	The Settlor has full legal competence necessary for the execution and performance of this Agreement, the execution and performance of this Agreement by the Settlor and any transactions associated therewith are within the corporate purposes of the Settlor and the Settlor has duly completed all procedures necessary therefor under laws and ordinances, the Articles of Incorporation and other internal company rules of the Settlor.

(3)	The execution and performance of this Agreement by the Settlor and any transactions associated therewith will not result in (a) any violation of laws and ordinances that bind the Settlor, (b) any breach of the Articles of Incorporation or other internal company rules of the Settlor, or (c) any breach in any material respect of a third-party contract to which the Settlor is a party or which binds the Settlor or the assets of the Settlor.

(4)	This Agreement constitutes legal, valid and binding obligations of the Settlor, and is enforceable against the Settlor in accordance with the terms of thereof.

(5)	After the last day of the fiscal year ended in March 2003, there has been no material change that will cause a significant deterioration of the business, assets, or financial condition of the Settlor described in the audited fiscal statement of that fiscal year or that may materially affect the performance of the obligations of the Settlor under this Agreement.

(6)	No lawsuit, arbitration, administrative procedure, or other dispute has commenced, or is likely to commence to the best knowledge of the Settlor, with respect to the Settlor, that will or may materially cause adverse effects on the performance of its obligations under this Agreement.

(7)	No acceleration event described in the Loan Agreements has occurred or is likely to occur.

7.2	The Trustee represents and warrants to the Settlor and the Beneficiary that each of the following matters is true and correct as of the execution date of this Agreement.

(1)	The Trustee is a stock company duly incorporated and validly existing under the laws of Japan.

(2)

The Trustee has full legal competence necessary for the execution and performance of this Agreement, the execution and performance of this Agreement by the Trustee and any transactions associated therewith are within the corporate purposes of the Trustee and the Trustee has duly

(Translation)

completed all procedures necessary therefor under laws and ordinances, the Articles of Incorporation and other internal company rules of the Trustee.

(3)	The execution and performance of this Agreement by the Trustee and any transactions associated therewith will not result in (a) any violation of laws and ordinances that bind the Trustee, (b) any breach of the Articles of Incorporation or other internal company rules of the Trustee, or (c) any breach in any material respect of a third-party contract to which the Trustee is a party or which binds the Trustee or the assets of the Trustee.

(4)	This Agreement constitutes legal, valid and binding obligations of the Trustee, and is enforceable against the Trustee in accordance with the terms of thereof.

(5)	After the last day of the fiscal year ended in March 2003, there has been no material change that will cause a significant deterioration of the business, assets, or financial condition of the Trustee described in the audited fiscal statement of that fiscal year or that may materially affect the performance of the obligations of the Trustee under this Agreement.

(6)	No lawsuit, arbitration, administrative procedure, or other dispute has commenced, or is likely to commence to the best knowledge of the Trustee, with respect to the Trustee, that will or may materially cause adverse effects on the performance of its obligations under this Agreement.

(7)	None of the following events has occurred or is likely to occur with respect to the Trustee:

(i)	suspension of payment, or a petition of specific conciliation (tokutei-chotei), bankruptcy (hasan), commencement of civil rehabilitation procedures (minjisaiseitetsuzuki-kaishi), commencement of corporate reorganization procedures (kaishakoseitetsuzuki-kaishi), commencement of corporate rearrangement (kaishaseiri-kaishi), commencement of special liquidation (tokubetuseisan-kaishi), or commencement of any other similar legal procedures (including, without limitation, similar procedures taken outside Japan);

(ii)	resolution for dissolution or order of dissolution;

(iii)	suspension or abolishment of the business, or disposition such as suspension of business by competent government authorities;

(iv)	suspension of transactions by a clearing house; or

(v)	deterioration of its business or financial conditions that would affect the performance of its obligations under this Agreement.

8.	COVENANTS BY THE SETTLOR

The Settlor hereby covenants to the Trustee that, during the term of the Trust, the Settlor:

(1)	will immediately deliver to the Trustee, in readily cashable funds, any funds that should be included in the Trust Property, such as principal or

(Translation)

delinquency charges, regardless of the name or nature of such funds, that are received by the Settlor with respect to the Trust Receivables after the execution date of this Agreement;

(2)	will duly exercise and perform all of its rights and obligations under the Purchase and Sale Related Agreements, in accordance with all applicable laws and ordinances and the terms of the Purchase and Sale Related Agreements;

(3)	will not take an action that is likely to cause Damages to the Trust Property or adversely affect the rights of the Trustee or the Beneficiary under this Agreement, including termination of the Purchase and Sale Agreement, amendment, release or waiver of the terms of the Purchase and Sale Related Agreements, or assignment or pledge of, or creation of security interests on, the Trust Receivables to a third party other than the Trustee;

(4)	will not take any action that will allow the Third Party Obligor or another third party to acquire grounds for or a right of defense against the Trustee with respect to the Trust Receivables or otherwise prejudice the rights of the Trustee and the Beneficiary relating to the Trust Receivables;

(5)	will notify the Trustee without delay of the occurrence of any event that will materially affect the financial or business conditions of the Settlor; and

(6)	will comply with all matters prescribed in this Agreement.

9.	INDEMNIFICATION

The Settlor shall indemnify the Trustee for any Damages suffered or incurred by the Trustee or the Trust Property due to the Settlor’s breach of its representations and warranties set forth in Clauses 6.1 and 7.1 or its obligations under this Agreement. If the Settlor does not indemnify the Trustee for Damages suffered or incurred by the Trustee, the Trustee may be indemnified out of the funds within the Trust Property.

10.	PERFECTION OF ASSIGNMENT

10.1	The Settlor shall obtain a written approval of the Third Party Obligor bearing a certified date (kakutei-hizuke) in the form prescribed in Schedule 3 with respect to the Trust Assignment and deliver such written approval to the Trustee.

10.2	Upon receipt of the written approval set forth in Clause 10.1, the Trustee shall deliver to the Agent a copy of such written approval together with a notarized document with the Trustee’s seal affixed thereto certifying that such copy is a true copy of the original and the original is kept by the Trustee.

10.3	The Settlor shall bear all expenses necessary for the procedures set forth in Clause 10.2.

(Translation)

11.	DELIVERY OF RECEIVABLES CERTIFICATES

11.1	The Settlor shall deliver the Related Documents held by the Settlor as of the execution date of this Agreement to the Trustee by way of agreement on possession (senyu kaitei) at the time of execution of this Agreement.

11.2	If the Settlor comes to hold, after the execution date of this Agreement, the Related Documents that were not held by the Settlor at the time of execution of this Agreement, the Settlor shall immediately deliver to the Trustee such Related Documents by way of agreement on possession (senyu kaitei).

11.3	Notwithstanding the provisions in Clauses 11.1 and 11.2, the Settlor shall, upon request by the Trustee, deliver the Related Documents to the Trustee by way of actual delivery, or provide the Trustee with access to the Related Documents.

12.	INDICATION OF THE TRUST

12.1	With respect to the Trust Property, the Trustee may omit to register or record, or indicate or describe the trust unless it deems it necessary.

12.2	If the cooperation of the Settlor is needed with respect to the indication of the trust, the Settlor shall cooperate with the Trustee as necessary.

13.	DUE DILIGENCE OBLIGATIONS

The Trustee shall not be liable for the Damages incurred by the Trust Property or the Beneficiary that are not due to its willful misconduct or negligence to the extent that the Trustee provides the Trust Administrative Services with the due care of a good manager and in accordance with the provisions of this Agreement.

CHAPTER 2 BENEFICIAL INTERESTS

14.	BENEFICIARY

The initial Beneficiary of the principal and proceeds of the Trust under this Agreement shall be the Settlor.

15.	TYPE OF THE BENEFICIAL INTERESTS

There shall be one (1) type of Beneficial Interests created in the Trust. The initial principal amount of the Beneficial Interests shall be 8,267,443,188 yen, which corresponds to the amount of the initial trust principal.

16.	DIVISION OF THE BENEFICIAL INTERESTS

The Beneficiary may not divide the Beneficial Interests into units without prior written approval from the Trustee.

(Translation)

17.	ISSUANCE OF BENEFICIAL INTERESTS CERTIFICATES

17.1	The Trustee may omit issuing the Beneficial Interests certificates unless requested by the Beneficiary.

17.2	If the Beneficiary assigns all or a part of its Beneficial Interests in accordance with the provisions of Clause 18, the Trustee shall collect from the Beneficiary those Beneficial Interests certificates already issued (if any) and shall deliver new Beneficial Interests certificates to the new Beneficiary.

18.	ASSIGNMENT AND PLEDGE OF THE BENEFICIAL INTERESTS

18.1	The Beneficiary may not assign to a third party, create a security interest on, or otherwise dispose of the Beneficial Interests, without prior written approval from the Trustee.

18.2	Notwithstanding the provisions of Clause 18.1, the Beneficiary may create first-priority and second-priority floating pledges (collectively, the “Floating Pledges”) on the Beneficial Interests for the benefit of each Lenders. The Trustee shall approve the creation of the Floating Pledges by issuing a certificate bearing a certified date (kakutei-hizuke).

18.3	The Trustee hereby approves in advance that the Beneficial Interests may be assigned to the Lenders through enforcement of the Floating Pledges. The Trustee shall give written approval bearing a certified date (kakutei-hizuke) if necessary for the purpose of perfecting the assignment of the Beneficial Interests.

CHAPTER 3 MANAGEMENT AND DISPOSAL OF THE TRUST PROPERTY

19.	REPORT REGARDING THE TRUST RECEIVABLES BY THE SETTLOR

19.1	The Settlor shall report to the Trustee in the Settlor’s Report Form by each Settlor’s Regular Report Deadline (i) the Fixed Trust Receivables Amount (broken down into the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)) as of the immediately preceding Regular Collection Calculation Date, (ii) the Counter-Performed Trust Receivables Amount (broken down into the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)) as of the immediately preceding Regular Collection Calculation Date, (iii) the amount to be paid by the Third Party Obligor as of the next Trust Receivables Due Date as the payment relating to the Trust Receivables (the “Estimated Trust Receivables Collection Amount”) (broken down into the Estimated Trust Receivables Collection Amount (Goods’ Value Equivalent) and the Estimated Trust Receivables Collection Amount (Consumption Tax and Other Tax Equivalent)), and (iv) any other matters required to be reported in the Settlor’s Report Form (these reports shall be referred to as the “Settlor’s Regular Report”).

19.2	If it is discovered that the Settlor’s Regular Report contains false information, the Settlor shall immediately report to the Trustee in the Settlor’s Report Form the true

(Translation)

information of the Fixed Trust Receivables Amount (broken down into the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), Counter-Performed Trust Receivables Amount (broken down into the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), Estimated Trust Receivables Collection Amount (broken down into the Estimated Trust Receivables Collection Amount (Goods’ Value Equivalent) and the Estimated Trust Receivables Collection Amount (Consumption Tax and Other Tax Equivalent)) and any other matters required to be reported in the Settlor’s Report Form (these reports shall be referred to as the “Settlor’s Extraordinary Report”), unless it is apparent that, even if based on the true information of the Fixed Trust Receivables Amount and Counter-Performed Trust Receivables Amount (and the breakdowns thereof), (i) the Fixed Trust Property Value is not less than the Total Outstanding Balance A at the time such information was discovered to be false, and (ii) the Counter-Performed Trust Receivables Amount is not less than 120% of the Total Outstanding Balance at the time the such information was discovered to be false minus the Fixed Trust Property Value. If the Settlor makes the Settlor’s Extraordinary Report, it shall reflect the details of such Settlor’s Extraordinary Report in the next Settlor’s Regular Report.

19.3	In addition to the report described in Clause 19.2, the Settlor shall, upon request by the Trustee, immediately report to the Trustee any matters regarding the Trust Property relating to such request.

19.4	The Settlor shall indemnify the Trustee, the Agent or the Lenders for any Damages suffered by them due to false information in the reports described in Clauses 19.1 and 19.2.

20.	FLOATING PLEDGE ENFORCEMENT NOTICE

20.1	If the Trustee receives from the Agent a written notice to the effect that the Floating Pledges will be enforced (the “Floating Pledge Enforcement Notice”) (the receipt of the Floating Pledge Enforcement Notice by the Trustee shall be referred to as a “Repayment Formula Revision Event”), the Trustee shall immediately prepare a written document bearing a certified date (kakutei-hizuke) that certifies the receipt of the Floating Pledge Enforcement Notice by the Trustee as described in the Floating Pledge Enforcement Notice, and deliver such document to the Agent.

20.2	The Trustee is not obliged to inspect and confirm whether the details of the Floating Pledge Enforcement Notice are valid under the Floating Pledge Agreement relating to the Floating Pledges, this Agreement or other agreements relating to the enforcement of the Floating Pledges. The Trustee shall not be liable for indemnifying the Settlor for any Damages suffered by the Settlor due to the Trustee treating the Floating Pledge Enforcement Notice as valid although it is invalid.

21.	DELEGATION OF A PART OF THE TRUST ADMINISTRATIVE SERVICES

The Trustee may delegate all or a part of the Trust Administrative Services to the Settlor or another third party.

(Translation)

22.	MANAGEMENT OF THE FUNDS WITHIN THE TRUST PROPERTY

The Trustee shall manage the funds within the Trust Property in the Collection Account.

23.	OPENING OF THE ACCOUNT

The Trustee shall open the Collection Account for the purpose of managing the Trust Property.

24	INSTRUCTION OF BENEFICIARY

24.1	With respect to matters not provided for in this Agreement relating to the administration and management of the Trust Property, any of the following persons (the “Instructor”) may give instructions relating to the method of administration of the Trust Property (the “Administration Method Instruction”) to the Trustee subject to the following categories and the Trustee may request the Administration Method Instruction from the Instructor.

(1)	If the Repayment Formula Revision Event has not occurred:

Beneficiary and Agent

The Beneficiary and the Agent shall, upon consultation, give instructions under their joint names. If the Beneficiary and the Agent fail to reach an agreement through consultation, the Agent may independently give instructions and the Trustee shall follow such instructions independently given by the Agent.

(2)	If the Repayment Formula Revision Event has occurred:

Agent

24.2	Notwithstanding the provisions of Clause 24.1, if the Trustee deems that the administration of the Trust Property in accordance with the Administration Method Instruction: (i) is significantly unreasonable in terms of executing the purpose of the Trust; (ii) violates laws and ordinances, directives or other similar rules; or (iii) is impossible or significantly difficult, the Trustee may choose not to follow the Administration Method Instruction.

24.3	The Trustee shall not be liable to the Settlor or the Beneficiary for any Damages incurred by the Trust Property due to any of the following events:

(1)	If the Trustee manages the Trust Property in accordance with the Administration Method Instruction;

(2)	If the Trustee chooses not follow the Administration Method Instruction pursuant to Clause 24.2; or

(3)	If the Trustee does not receive the Administration Method Instruction within a reasonable period of time although it has requested the Administration Method Instruction as provided for in Clause 24.1.

(Translation)

CHAPTER 4 CALCULATION OF THE TRUST

25.	DEFINITION OF PRINCIPAL AND PROCEEDS

25.1	Under this Agreement, the trust principal shall be the sum of the following:

(1)	Fixed Trust Receivables and Counter-Performed Trust Receivables;

(2)	Trust Receivables Collection relating to the Trust Receivables; and

(3)	Funds entrusted to the Trust Property (including additional funds entrusted pursuant to Clause 3 and funds paid to the Trustee pursuant to Clause 26).

25.2	Under this Agreement, the trust proceeds shall be the sum of the following:

(1)	Proceeds from the management of the funds pursuant to Clause 22; and

(2)	Proceeds otherwise accruing from the Trust Receivables other than the trust principal.

26.	TREATMENT OF INELIGIBLE RECEIVABLES

26.1	If it is found that the Trust Receivables are or has become the Ineligible Receivables, the Trustee may request the Settlor repurchase the Ineligible Receivables at its nominal value (the “Repurchase Price”) in accordance with a written instruction from the Agent, or, if all or a part of the Ineligible Receivables has already been extinguished due to assertion of grounds for defense by the Third Party Obligor (excluding defense based on the Set-off Treatment) or other reasons, the Trustee may request the Settlor pay the amount equivalent to all or a part of such Ineligible Receivables that has been extinguished.

26.2	The Trustee is not obliged to request the Settlor repurchase the Ineligible Receivables or pay the equivalent amount as described in Clause 26.1 and shall not be liable for indemnifying the Settlor or the Beneficiary for any Damages incurred by the Trust Property due to its failure to make such request, unless the Trustee has been instructed by the Agent under Clause 26.1.

26.3	The assignment of the Ineligible Receivables through repurchase thereof pursuant to Clause 26.1 shall become effective when the Settlor pays to the Trustee the Repurchase Price in full. The Trustee shall cooperate with the Settlor as necessary, to the extent possible for the Trustee, with respect to the perfection of the assignment of the Ineligible Receivables to the Settlor through repurchase thereof by the Settlor.

26.4

If the Settlor becomes aware that the Trust Receivables are or have become the Ineligible Receivables, it shall immediately notify the Trustee and the Agent. If the Trustee becomes aware that the Trust Receivables are or have become the Ineligible

(Translation)

Receivables, it shall immediately notify the Beneficiary and the Agent. Provided, however, that the Trustee shall not be liable for indemnifying the Beneficiary and the Agent for the Damages arising due to its failure to give notice as provided for in this Clause 26.4, unless the Trustee intentionally fails to notify the Beneficiary and the Agent although it is aware that the Trust Receivables are or have become the Ineligible Receivables.

27.	CALCULATION AND REPORT OF THE TRUST

27.1	The Trustee shall, upon receipt of the Settlor’s Regular Report, calculate on the Trust Calculation Date profits and losses for the Collection Calculation Period during which the immediately preceding Regular Collection Calculation Date falls in accordance with such Settlor’s Regular Report, and report to the Beneficiary and the Agent the result of such calculation in a form otherwise agreed upon between the Beneficiary, the Trustee and the Agent on or before each Trustee’s Regular Report Deadline (or immediately after receiving the Settlor’s Regular Report if the Settlor’s Regular Report is not received by the Settlor’s Regular Report Deadline) (such report shall be referred to as the “Trustee’s Regular Report”). The Trustee’s Regular Report shall include the Fixed Trust Receivables Amount (broken down into the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), the Counter-Performed Trust Receivables Amount (broken down into the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)) and the amount of funds within the Trust Property (shown as the amount of the Trust Receivables Collections (Consumption Tax and Other Tax Equivalent)) as of the immediately preceding Regular Collection Calculation Date or other report relating to matters concerning the Trust Property as required by the Agent.

27.2	The Trustee shall, upon receipt of the Settlor’s Extraordinary Report, report to the Agent in a form separately agreed upon between the Beneficiary, the Trustee and the Agent the true information of the Fixed Trust Receivables Amount (broken down into the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), the Counter-Performed Trust Receivables Amount (broken down into the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), the amount of funds within the Trust Property (the amount of the Trust Receivables Collections (Consumption Tax and Other Tax Equivalent) shall be shown), and any other matters required to be reported in a form separately agreed upon between the Beneficiary, the Trustee and the Agent (the “Trustee’s Extraordinary Report”) by 12 p.m. on the second (2nd) Business Day after the date on which the Trustee received the Settlor’s Extraordinary Report. If the Trustee makes the Trustee’s Extraordinary Report, it shall reflect the details of the changes made in such Trustee’s Extraordinary Report in the next Trustee’s Regular Report.

27.3

The Trustee may rely on the Settlor’s Report in reporting the Fixed Trust Receivables Amount and the Counter-Performed Trust Receivables Amount under Clauses 27.1 and 27.2 and shall not be obliged to confirm on its own the truthfulness

(Translation)

of the report made by the Settlor. The Trustee shall not be liable for indemnifying the Trust Property, the Agent or the Lenders for the Damages suffered by them due to any false information in the report made by the Settlor.

27.4	If the Beneficiary and the Agent make no objections to the reports described in Clauses 27.1 and 27.2 during a period of five (5) Business Days after receiving such report from the Trustee, the Beneficiary and the Agent shall be deemed to approve the details of such report.

28.	PAYMENT OF TAXES AND EXPENSES

28.1	The Trustee may pay the Expenses out of the Trust Property in accordance with the provisions of this Agreement.

28.2	If the amount of the Trust Property is not sufficient to pay the Expenses as set forth in Clause 28.1, the Trustee may request the Settlor entrust additional funds equal to such shortfall. Upon receipt of such request, the Settlor shall immediately entrust such additional funds to the Trustee.

29.	TRUST FEES

29.1	The Settlor shall pay the Trust Fees to the Trustee in accordance with the Memorandum regarding Trust Fees (the “Memorandum regarding Trust Fees”), which is set out as separately agreed between the Settlor and the Trustee.

29.2	If the Trust Fees set forth in the Memorandum regarding Trust Fees are not paid to the Trustee, the Trustee may receive the amount equal to the amount of the Trust Fees as set forth in the Memorandum regarding Trust Fees out of the Trust Property as the Trust Fees, and if the amount of the Trust Property is not sufficient to pay the Trust Fees as set forth in Clause 29.1, the Trustee may request the Settlor pay to the Trustee an amount equal to such shortfall. Upon receipt of such request, the Settlor shall immediately pay such an amount to the Trustee.

CHAPTER 5 DELIVERY OF PRINCIPAL AND PROCEEDS OF THE BENEFICIAL INTERESTS

30.	REPAYMENT OF PRINCIPAL AND DELIVERY OF PROCEEDS DURING THE TERM OF THE TRUST

The Agent shall, by 12 p.m. on each Collection Delivery Date (or, if the Collection Calculation Date relating to such Collection Delivery Date corresponds to the Regular Collection Calculation Date and further if the Trustee’s Regular Report relating to such Regular Collection Calculation Date does not reach the Agent by the Trustee’s Regular Report Deadline, by 12 p.m. on the Business Day immediately following the Business Day which corresponds to (or, if the Agent receives the Trustee’s Regular Report on the day other than a Business Day, which immediately follows) the day on which the Agent receives the Trustee’s Regular Report if it receives such report before 12 p.m., or by 12 p.m. on the second (2nd) Business Day

(Translation)

after the Business Day which corresponds to (or, if the Agent receives the Trustee’s Regular Report on the day other than a Business Day, which immediately follows) the day on which the Agent receives the Trustee’s Regular Report if it receives such report after 12 p.m.), instruct the Trustee to repay the trust principal and dispose of the trust proceeds in accordance with the following method and order based on the Trustee’s Regular Report relating to such Trustee’s Regular Report Deadline; provided, that if the Agent deems that there is, or may be, a material concern with respect to the collection of the Loan Receivables or any other emergency occurs or is likely to occur, the Agent shall follow the procedures for the decision-making of the Majority Lenders and may instruct the Trustee to dispose of the Principal Collections in a method other than that provided for in Clause 30.2 (2) with the consent of the Majority Lenders, and the Beneficiary shall give approval therefor in advance; and provided further, that if the Agent instructs the Principal Collections to be delivered to the Lenders, it shall instruct that such delivery be made through the Agent. The Trustee shall repay the trust principal and dispose of the trust proceeds in accordance with the instructions given by the Agent on or before each Collection Delivery Date (or, if the Trustee has not received instructions from the Agent by 12 p.m. on such Collection Delivery Date, on or before the Business Day immediately following the Business Day which corresponds to (or, if the Trustee receives the instructions from the Agent on the day other than a Business Day, which immediately follows) the day on which the Trustee receives instructions from the Agent if it receives such instructions before 12 p.m., and on or before the second (2nd) Business Day after the Business Day which corresponds to (or, if the Trustee receives the instructions from the Agent on the day other than a Business Day, which immediately follows) the day on which the Trustee receives instructions from the Agent if it receives such instructions after 12 p.m.).

30.1	The Interest Collections shall be disposed of in the following order.

(1)	Payment of the Expenses relating to the Trust Property that have become due and payable.

(2)	Payment of the Trust Fees that have become payable.

(3)	Incorporation into the trust principal of the outstanding amount after deducting the amounts provided in Clause 30.1 (1) and (2) above. In this case, the principal of the Beneficial Interests shall be increased to the extent of such outstanding amount.

30.2	The Principal Collections (including the funds incorporated into the trust principal pursuant to Clause 30.1 (3)) shall be disposed of in the following order:

(1)	If the Interest Collections are not sufficient to make payment provided for in Clause 30.1 (1) and (2) above, the Principal Collections will be appropriated for such payment. In this case, the equivalent amount shall be deducted from the principal of the Beneficial Interests.

(2) (i)	As of the Regular Collection Delivery Date, the Principal Collections (after deducting the amount appropriated under this Clause 30.2 (1), if any) will be delivered to the Beneficiary in accordance with the written instruction given by the Agent to the extent that the Trust Property Maintenance Standards are satisfied.

(Translation)

(ii)	As of the Extraordinary Collection Delivery Date, the Principal Collections (after deducting the amount appropriated under this Clause 30.2 (1), if any) will be retained in the Collection Account.

31.	REPAYMENT OF TRUST PRINCIPAL AND DISPOSAL OF TRUST PROCEEDS AFTER THE OCCURRENCE OF REPAYMENT METHOD REVISION EVENT

Notwithstanding the provisions of Clause 30, if the Repayment Formula Revision Event occurs, the Agent shall, by 12 p.m. on each subsequent Collection Delivery Date (or, if the Collection Calculation Date relating to such Collection Delivery Date corresponds to the Regular Collection Calculation Date and further if the Trustee’s Regular Report relating to such Regular Collection Calculation Date does not reach the Agent by the Trustee’s Regular Report Deadline, by 12 p.m. on the Business Day immediately following the Business Day which corresponds to (or, if the Agent receives the Trustee’s Regular Report on the day other than a Business Day, which immediately follows) the day on which the Agent receives the Trustee’s Regular Report if it receives such report before 12 p.m., or by 12 p.m. on the second (2nd) Business Day after the Business Day which corresponds to (or, if the Agent receives the Trustee’s Regular Report on the day other than a Business Day, which immediately follows) the day on which the Agent receives the Trustee’s Regular Report if it receives such report after 12 p.m.), instruct the Trustee to repay the trust principal and dispose of the trust proceeds in accordance with the following method and order based on the Trustee’s Regular Report relating to such Trustee’s Regular Report Deadline; provided, that the Agent may instruct the Trustee to dispose of the Principal Collections in a method other than that provided for in Clause 31.2 (2) with the consent of the Majority Lenders, and the Beneficiary shall give approval therefor in advance; and provided further, that if the Agent instructs the Principal Collections to be delivered to the Lenders, it shall instruct that such delivery be made through the Agent. The Trustee shall repay the trust principal and dispose of the trust proceeds in accordance with the instruction given by the Agent on or before each Collection Delivery Date (or, if the Trustee has not received instructions from the Agent by 12 p.m. on such Collection Delivery Date, on or before the Business Day immediately following the Business Day which corresponds to (or, if the Trustee receives the instructions from the Agent on the day other than a Business Day, which immediately follows) the day on which the Trustee receives instructions from the Agent if it receives such instructions before 12 p.m., and on or before the second (2nd) Business Day after the Business Day which corresponds to (or, if the Trustee receives the instructions from the Agent on the day other than a Business Day, which immediately follows) the day on which the Trustee receives instructions from the Agent if it receives such instructions after 12 p.m.).

31.1	The Interest Collections shall be disposed of in the following order.

(1)	Payment of the Expenses relating to the Trust Property that have become due and payable.

(Translation)

(2)	Payment of the Trust Fees that have become payable.

(3)	Incorporation into the trust principal of the outstanding amount after deducting the amounts provided in Clause 31.1 (1) and (2) above. In this case, the principal of the Beneficial Interests shall be increased to the extent of such outstanding amount.

31.2	The Principal Collections (including the funds incorporated into the trust principal pursuant to Clause 31.1 (3)) shall be disposed of in the following order:

(1)	If the Interest Collections are not sufficient to make payment provided for in Clause 31.1 (1) and (2), the Principal Collections will be appropriated for such payment. In this case, the equivalent amount shall be deducted from the principal of the Beneficial Interests.

(2)	All of the Principal Collections (after deducting the amount appropriated under this Clause 31.2 (1), if any) will be delivered to any person designated by the Agent in the Floating Pledge Enforcement Notice, in accordance with the written instruction given by the Agent; provided, however, that if the Principal Collections are delivered to the Lenders, such delivery shall be made through the Agent.

CHAPTER 6 TERMINATION OF TRUST

32.	TERMINATION OF THE TRUST AGREEMENT

32.1	The Settlor, the Trustee and the Beneficiary may not terminate this Agreement during the term of the Trust.

32.2	Notwithstanding the provisions of Clause 32.1, the Trustee may terminate this Agreement if any of the following events occurs. In this case, the Trustee shall notify the Settlor and the Beneficiary of its intent to terminate this Agreement and this Agreement shall terminate as of the first Regular Collection Calculation Date after the date on which the Trustee sends such notice.

(1)	If the Trustee considers that the achievement of the purpose of this Agreement or provision of the Trust Administrative Services by the Trustee has become impossible or significantly difficult from an objective perspective due to the occurrence of an event equivalent to the Exemption Event.

(2)	If Trustee does not receive payment of the Trust Fees in full as of the Regular Collection Calculation Date and does not receive the payment of such Trust Fees by the tenth (10th) Business Day after such Regular Collection Calculation Date.

(3)	If all of the Floating Pledges are extinguished.

(Translation)

33.	DELIVERY OF PRINCIPAL AND PROCEEDS UPON TERMINATION OF THE TRUST

The Trustee shall make the final calculations with respect to the Trust Property immediately after receiving the report from the Settlor as set forth in Clause 19 relating to the final Collection Calculation Date, and then immediately deliver all of the property within the Trust Property based on such calculations in the following order of priority; provided, that if the Agent instructs the Principal Collections or the uncollected Trust Receivables to be delivered to the Lenders, it shall instruct that such delivery be made through the Agent.

33.1	The Interest Collections shall be disposed of in the following order.

(1)	Payment of the Expenses relating to the Trust Property that have become due and payable.

(2)	Payment of the Trust Fees that have become payable.

(3)	Incorporation into the trust principal of the outstanding amount after deducting the amounts provided in Clause 33.1 (1) and (2) above. In this case, the principal of the Beneficial Interests shall be increased to the extent of such outstanding amount.

33.2	The Principal Collections shall be disposed of in the following order:

(1)	If the Interest Collections are not sufficient to make payment provided for in Clause 33.1 (1) and (2), the Principal Collections will be appropriated for such payment. In this case, the equivalent amount shall be deducted from the principal of the Beneficial Interests.

(2)	All of the Principal Collections (after deducting the amount appropriated under this Clause 33.2 (1), if any) will be delivered to (i) any person designated by the Agent in the Floating Pledge Enforcement Notice (if delivered to the Lenders, such delivery shall be made through the Agent), if the Repayment Formula Revision Event has occurred, or (ii) the Beneficiary, in other cases, in accordance with written instructions given by the Agent; provided, however, that if the Loan Receivables exist in the case of (ii) in the preceding sentence, the Trustee shall deliver to the Agent the Principal Collections (after deducting the amount appropriated under this Clause 33.2 (1), if any), and the Beneficiary shall create a security interest over the amount of the Principal Collections in order to secure payment of the Loan Receivables to the Lenders subject to substantially the same terms and conditions as those of the Floating Pledge (the method of creating the security interest shall be determined upon consultation between the Agent and the Beneficiary) or appropriate the amount of the Principal Collections for payment of the Loan Receivables pursuant to the provisions of Clauses 14.1 through 14.3 of the Loan Agreements. If the delivery of the Principal Collections is made as set forth in this Clause 33.2(2), the Trustee shall be released from its liability to the Settlor, the Beneficiary, the Agent and the Lenders with respect to the disposal of the Trust Property.

(Translation)

33.3	The uncollected Trust Receivables (if any) shall be delivered to (i) any person designated by the Agent in the Floating Pledge Enforcement Notice (if delivered to the Lenders, such delivery shall be made through the Agent), if the Repayment Formula Revision Event has occurred, or (ii) the Beneficiary, in other cases; provided, however, that if the Loan Receivables exist in the case of (ii) in the preceding sentence, the Trustee shall deliver the uncollected Trust Receivables to the Agent, and the Beneficiary shall create a security interest over such uncollected Trust Receivables in order to secure payment of the Loan Receivables to the Lenders subject to substantially the same terms and conditions as those of the Floating Pledges (the method of creating the security interest shall be determined upon consultation between the Agent and the Beneficiary) or, if All Lenders agree thereto, appropriate such uncollected Trust Receivables for payment of the Loan Receivables by way of converting such uncollected Trust Receivables into cash or otherwise. If the delivery of the uncollected Trust Receivables is made as set forth in this Clause 33.3, the Trustee shall be released from its liability to the Settlor, the Beneficiary, the Agent and the Lenders with respect to disposal of the Trust Property.

CHAPTER 7 MISCELLANEOUS

34.	NOTICE

Any notice to be given under this Agreement shall be in writing and given by personal delivery, certified mail, motorcycle delivery or facsimile transmission to the following addresses:

Settlor and Initial Beneficiary:

33-4, Nishi-Shinjuku 4-chome, Shinjuku-ku, Tokyo 160-0023

FASL JAPAN LIMITED

Business Promotion Division

TEL: 03-5302-2200

FAX: 03-5302-2674

Trustee:

5-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-8240Mizuho Trust & Banking Co., Ltd.

Securitization Business Department I

TEL: 03-3240-7061

FAX: 03-3240-7213

35.	SUBMISSION OF SEAL IMPRESSION

35.1	The seal impressions or signatures to be used by the Settlor and the Beneficiary shall be registered with the Trustee in advance.

(Translation)

35.2	If the Trustee delivers the Trust Property or takes any other action after comparing, with due care, the seal impression or signature used on a receipt or any other documents with the seal impression or signature submitted pursuant to Clause 35.1 and confirming that such seal impression or signature is true and correct, the Trustee shall not be liable for indemnifying any Damages caused thereby for any reason whatsoever, unless such Damages are caused due to the Trustee’s willful misconduct or negligence.

36.	NOTIFICATION

36.1	The Settlor and the Beneficiary shall notify the Trustee and carry out procedures prescribed by the Trustee if any of the following events occurs:

(1)	any changes to the name, organization, location, representatives, agents or registered seal or signature;

(2)	loss of any agreement, Beneficial Interests certificate or registered seal;

(3)	any other matter deemed material relating to this Agreement.

36.2	The Trustee shall not be liable for indemnifying any Damages arising as a result of a delay by the Settlor or Beneficiary in making a notification described in Clause 36.1.

37.	ACCESS TO THE DETAILS OF THE TRUST RECEIVABLES

The Trustee shall, if requested by the Beneficiary, make available to the Beneficiary details of the Trust Receivables, during the Trustee’s business hours at the principal office of the Trustee, except as deemed necessary to protect the Trust Receivables information of the obligor.

38.	FRACTIONS LESS THAN ONE YEN

In respect of calculations of any amounts contemplated by this Agreement, any fractions less than one yen shall be rounded down to the nearest whole yen.

39.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of Japan.

40.	JURISDICTION

The Tokyo District Court shall have jurisdiction as the court of first instance with respect to any action or other dispute arising out of or in connection with this Agreement, unless the exclusive jurisdiction is otherwise prescribed by law.

(Translation)

41.	AMENDMENTS TO THIS AGREEMENT

This Agreement may not be amended except as agreed in writing by the Settlor, the Trustee, and the Beneficiary and approved in writing by the Agent.

42.	EXPENSES

All stamp duties, registration fees and any other similar public charges incurred by the Settlor or the Trustee in relation to the preparation, delivery, registration, enforcement, amendment or revision of this Agreement shall be borne by that party.

43.	APPLICATION OF THE LOAN AGREEMENTS

The provisions of the Loan Agreements shall apply mutatis mutandis to matters relating to the rights and obligations of the Agent and any other provisions of this Agreement among those not provided for in this Agreement.

44.	CONSULTATION

The parties hereto shall resolve any matters not provided for in this Agreement or doubts as to the meaning of the provisions of this Agreement upon mutual consultation in good faith.

(The space below has been intentionally left blank.)

(Translation)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and sealed in duplicate, and the Settlor and the Trustee shall each retain one original.

March 25, 2004

Settlor: /s/ Shinji Suzuki

33-4, Nishi-Shinjuku 4-chome, Shinjuku-ku, Tokyo 160-0023

FASL JAPAN LIMITED

Shinji Suzuki

President, Representative Director

Trustee: /s/ Masanori Watanabe

5-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-8240

Mizuho Trust & Banking Co., Ltd.

Masanori Watanabe

Managing Executive Officer

(Translation)

List of Schedules

Schedule 1:	Description of Accounts Receivables
Schedule 2:	Application for Additional Entrustment of Funds
Schedule 3:	Request for Approval of Assignment of Receivables and Approval of Assignment of Receivables
Schedule 4:	Settlor’s Report Form

(Translation)

Schedule 1 (Existing Trust Receivables)

1.	Fixed Trust Receivables

Fixed Trust Receivables Amount

2,705,479,664 yen

Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)

2,575,679,856 yen

Fixed Trust Receivables Amount (Goods’ Value Equivalent)

129,799,808 yen

Payment Date:                     April 15, 2004

2.	Counter-Performed Trust Receivables (as of March 15, 2004)

Counter-Performed Trust Receivables Amount

5,561,963,524 yen

Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)

5,284,110,293 yen

Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent)

277,853,231 yen

Payment Date:                     May 17, 2004

(Translation)

Schedule 2 Application for Additional Entrustment of Funds

[Date]

To:	Mizuho Trust & Banking Co., Ltd.

(CC: Mizuho Corporate Bank, Ltd.)

Application for Additional Entrustment of Funds

(Settlor)

The Settlor hereby applies for the additional entrustment of funds as set forth below in accordance with Clause 3.2 of the Accounts Receivables Trust Agreement entered into between the Settlor and the Trustee as of March 25, 2004 (the “Trust Agreement”).

As used in this Application, unless otherwise provided herein, the meaning of each term shall be as defined in the Trust Agreement.

<Details of Additional Entrustment of Funds>

Date of Additional Entrustment of Funds (same as the date on which this Application is submitted)	[Date]
Amount of Additional Entrustment of Funds	[ ] yen

(Translation)

Schedule 3

March 25, 2003

To: FUJITSU LIMITED

Request for Approval of Assignment of Receivables and

Approval of Assignment of Receivables

1.	FASL LAPAN LIMITED (the “Settlor”) has, pursuant to the Accounts Receivables Trust Agreement entered into between the Settlor and Mizuho Trust & Banking Co., Ltd. (the “Trustee”) (the “Trust Agreement”), entrusted and assigned (the “Trust Assignment”) to the Trustee as of March 25, 2004 all of the accounts receivables from you that are currently held by the Settlor and all of the prospective accounts receivables that may accrue to the Settlor before June 29, 2007 (the “Receivables”) pursuant to the Purchase and Sale Agreement entered into between you and the Settlor as of February 23, 2004 (as amended) (the “Original Agreement”) and each individual sale and purchase agreement under the Original Agreement (the “Individual Agreement”). We therefore request that you kindly approve the Trust Assignment notwithstanding the provisions of Clause 10.4 of the Original Agreement, and also approve the assignment of the Receivables to the Settlor or the floating pledgee on the trust beneficial interests under the Trust Agreement that may be carried out by the Trustee.

2.	On or after March 25, 2004, we request that you make payment with respect to the Receivables to the following bank account held in the name of the Trustee (the “Trustee’s Account”).

Details

Name and Branch of Bank:	Mizuho Corporate Bank, Ltd., Uchisaiwaicho Corporate Banking Division
Account Type:	Ordinary Savings Account
Account Number:	****
Account Name:	FASL JAPAN Account held by Mizuho Trust & Banking Co., Ltd. as the trustee of the Monetary Receivables Trust

3.	Even after giving this approval, you may set off the Receivables that accrue during the period from March 1, 2004 to the date on which such approval is given against the equivalent amount of your receivables from the Settlor that has become due during the same period by specifying your intent to do so in the payment notice that you send to the Settlor on or before the second (2nd) Business Day after March 31, 2004.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of the exhibit has been filed separately with the Securities and Exchange Commission

(Translation)

In addition, even after giving this approval, you may set off the Receivables that may accrue in the future against the equivalent amount of your receivables from the Settlor that has become due during the calendar month in which such Receivables accrue by specifying your intent to do so in the payment notice that you send to the Settlor on or before the second (2nd) Business Day after the last day of such calendar month.

4.	Even after giving this approval, you may cancel the purchase order relating to the items that are sold and purchased that give rise to each Receivables pursuant to Clause 3.2 of the Fujitsu Distribution Agreement dated June 30, 2003, which shall apply mutatis mutandis to Clause 3 of the Original Agreement to the extent that such cancellation is before the completion of the delivery and inspection of the items that are sold and purchased.

5.	Even after giving this approval, you may reschedule the delivery date of the items that are sold and purchased that give rise to each Receivables pursuant to Clause 3.3 of the Fujitsu Distribution Agreement dated June 30, 2003, which shall apply mutatis mutandis to Clause 3 of the Original Agreement to the extent that such reschedule is before the completion of the delivery and inspection of the items that are sold and purchased.

Best regards

(Translation)

(Request for Approval of Assignment of Receivables and Approval of Assignment of Receivables as of March 25, 2004)

March 25, 2004

Settlor:

[Address]

FASL JAPAN LIMITED

[Title] [Name]

(Translation)

(Request for Approval of Assignment of Receivables and Approval of Assignment of Receivables as of March 25, 2004)

March 25, 2004

Trustee:

[Address]

Mizuho Trust & Banking Co., Ltd.

[Title] [Name]

(Translation)

(Request for Approval of Assignment of Receivables and Approval of Assignment of Receivables as of March 25, 2004)

March 25, 2004

To: Mizuho Trust & Banking Co., Ltd.

To: FASL JAPAN LIMITED

We hereby approve the matters provided for in Paragraphs 1 through 5 above pursuant to Article 467 of the Civil Code.

[Address]

FUJITSU LIMITED

[Title] [Name] (seal)

Certified date (kakutei-hizuke)

(Translation)

Schedule 4 (Settlor’s Report Form)